UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22491

Legg Mason BW Global Income Opportunities Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2013

LEGG MASON

BW GLOBAL INCOME

OPPORTUNITIES FUND INC.

(BWG)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason BW Global Income Opportunities Fund Inc. for the twelve-month reporting period ended October 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

November 29, 2013

II	Legg Mason BW Global Income Opportunities Fund Inc.

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended October 31, 2013 (the “reporting period”), but the pace was mixed. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was an anemic 0.1% during the fourth quarter of 2012. This weakness was partially driven by moderating private inventory investment and federal government spending. Economic growth then accelerated, as first quarter 2013 GDP growth was 1.1%, supported by strengthening consumer spending. GDP growth in the second quarter further improved to 2.5%. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The U.S. Department of Commerce’s initial reading for third quarter 2013 GDP growth, released after the reporting period ended, was 2.8%. Stronger growth was driven, in part, by a deceleration in imports and increased private inventory investment and state and local government spending.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.8%. Unemployment fell to 7.7% in February 2013 and edged lower over much of the next seven months to reach 7.2% in September 2013, its lowest reading since November 2008. Unemployment then ticked up to 7.3% in October. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in October, the lowest level since 1978.

Meanwhile, the housing market continued to show signs of strength, as sales generally improved and home prices moved higher. According to the National Association of Realtors (“NAR”), existing-home sales dipped 3.2% on a seasonally adjusted basis in October 2013 versus the previous month, but were 6.0% higher than in October 2012. In addition, the NAR reported that the median existing-home price for all housing types was $199,500 in October 2013, up 12.8% from October 2012. This marked the eleventh consecutive month that home prices experienced a double-digit increase compared to the same period a year earlier. The inventory of homes available for sale in October 2013 was 1.8% lower than the previous month at a 5.0 month supply at the current sales pace and was 0.9% higher than in October 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior two months, the PMI fell to 49.5 in November 2012. This represented the PMI’s lowest reading since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing then expanded over the next five months, before contracting again in May 2013, with a PMI of 49.0. However, this was a temporary setback, as the PMI rose over the next five months and was 56.4 in October, the best reading since April 2011.

Growth outside the U.S. was mixed during the reporting period. In its October 2013 World Economic Outlook, the International Monetary Fund (“IMF”) stated that “The world economy has entered yet another

Legg Mason BW Global Income Opportunities Fund Inc.	III

Investment commentary (cont’d)

transition. Advanced economies are gradually strengthening. At the same time, growth in emerging market economies has slowed.” From a regional perspective, the IMF anticipates 2013 growth will be -0.4% in the Eurozone. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF projects that the difference is narrowing. The IMF now projects that emerging market growth will moderate from 4.9% in 2012 to 4.5% in 2013. In particular, China’s economy is expected to grow 7.6% in 2013 versus 7.7% in 2012.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” Fed Chairman Bernanke also brought up the potential for a partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy. At the Fed’s meeting that concluded on October 30, 2013, the Fed maintained its asset purchase program and said that “Asset purchases are not on a preset course, and the Committee’s decisions about their pace will remain contingent on the Committee’s economic outlook as well as its assessment of the likely efficacy and costs of such purchases.”

Given the economic challenges in the Eurozone, in September 2012, prior to the beginning of the reporting period, the European Central Bank (“ECB”)v introduced its Outright Monetary Transactions (“OMT”) program. With the OMT program, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In May 2013, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rate to a new record low of 0.25% in November 2013, after the reporting period ended. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did

IV	Legg Mason BW Global Income Opportunities Fund Inc.

Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

November 29, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Legg Mason BW Global Income Opportunities Fund Inc.	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide current income as a primary objective. Capital appreciation is a secondary objective. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in global fixed-income securities. These may include, but are not limited to, sovereign debt of developed and emerging market countries, U.S. and non-U.S. corporate debt, mortgage-backed securities (“MBS”) and currency exposure. The Fund may manage its currency exposure through the use of futures, forwards and other derivative instruments, for hedging and investment purposes. The Fund’s specific investments will shift as the Fund rotates among countries, credits and currencies to find the most attractive values over time. Under normal market conditions, no more than 35% of the Fund’s managed assets may be rated below investment grade (commonly known as “high yield” or “junk”) by a nationally recognized statistical rating organization or determined to be of comparable quality; provided however, that the quality of a security will be based on the highest rating it receives. In addition, under normal market conditions, at least 40% of the Fund’s managed assets will be invested in non-US countries or currencies. The Fund may use leverage to enhance current income.

In making investment decisions on behalf of the Fund, we apply a top-down, macro-driven investment process and invest where we believe opportunities exist with respect to interest rate levels and currency valuations. We consider secular trends, political and monetary conditions and business cycle risks when making investment decisions. We also take into account the relative risk and return characteristics of prospective investments when determining how to achieve desired exposures.

Brandywine Global Investment Management, LLC (“Brandywine”), the Fund’s subadviser, is responsible for the day-to-day portfolio management of the Fund. Brandywine uses an active, team-based approach to manage its fixed income portfolios. The investment professionals at Brandywine who are primarily responsible for development of investment strategy, day-to-day portfolio management and oversight and coordination of the Fund are David Hoffman, CFA, Stephen S. Smith, Jack P. McIntyre, CFA, Gerhardt (Gary) P. Herbert, CFA, Brian L. Kloss, JD, CFA, Regina Borromeo and Brian R. Hess.

Q. What were the overall market conditions for the Fund’s reporting period?

A. Government bond yields increased by 50-100 basis points in most countries on optimism for U.S. economic growth, which catalyzed Federal Reserve Board (“Fed”)i rhetoric on stimulus tapering. Term bond yields showed relatively high correlations during the period given the intensity of G3ii policy intervention. Shorter-term yields around the globe moved in different directions, however, based on monetary policy in the individual countries. For instance, Mexico, Hungary, and Australia cut policy rates in reaction to weak global export growth and global disinflationary pressures, while Brazil increased rates to counter domestic inflationary pressures — despite the country’s domestic economic weakness. Indonesia and India also hiked rates with an eye on protecting against a currency run. In

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report	1

Fund overview (cont’d)

response to the Fed tapering rhetoric and a precarious growth downshift from China, investors cooled on assets from less developed countries dependent on capital inflows. Broadly, emerging markets growth expectations for 2013 and 2014 fell markedly during the year.

An environment of better developed market growth and global disinflationary pressures underpinned another strong year for developed market credit. Credit spreads tightened across the board and even though global treasury rates increased modestly, the short end of major yield curvesiii remained anchored by near-zero policy rates. European credit outperformed U.S. credit based on greater improvements to economic growth expectations, albeit from a base of weaker expectations at the beginning of the period. Emerging markets credit also produced positive performance, but generated lackluster relative performance compared to U.S. and European high-yield corporate credit. Fragility in emerging markets growth expectations and volatility in currency and bond markets weighed on emerging credit. Non-agency MBS produced excellent returns as housing markets rallied from a price perspective globally, and especially in the U.S.

Q. How did we respond to these changing market conditions?

A. The Fund took advantage of attractive valuations in global bond and currency markets as a result of the summer volatility. During that time the Fund increased exposure to local currency Brazilian debt and Indonesian rupiah. To pay for these purchases, the Fund significantly decreased non-agency MBS exposure and trimmed Polish local-currency bonds as well as South African rand and Turkish lira currencies. U.S. non-agency MBS gained significantly in recent periods on the back of better housing data and an improved risk appetite for higher yielding and less liquid credit instruments. The Fund sold rand and lira positions due to downside risk concerns and Polish debt due to high valuations and an expectation that the central bank’s rate-cut cycle was nearing conclusion. Lastly, the Fund decreased exposure in U.S. and European high-yield credit prior to the summer, only to repurchase similar positions when spreads widened during the volatile summer period.

Performance review

For the twelve months ended October 31, 2013, Legg Mason BW Global Income Opportunities Fund Inc. returned 0.82% based on its net asset value (“NAV”)iv and -3.41% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Global Aggregate Indexv, returned -1.53% for the same period. The Lipper Global Income Closed-End Funds Category Averagevi returned 2.53% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.43 per share.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of October 31, 2013. Past performance is no guarantee of future results.

*	Distributions paid by the Fund may be comprised of income, capital gains and/or return of capital. For the character of distributions paid during the fiscal year ended October 31, 2013, please refer to page 19 of this report.

2	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report

Performance Snapshot as of October 31, 2013
Price Per Share	12-Month Total Return**
$19.76 (NAV)	0.82	%†
$17.40 (Market Price)	-3.41	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. A higher-yield profile produced the largest contribution to relative performance among broad factors. Yield contributions from sovereign debt in Brazil, Europe, and Mexico contributed a large portion of that higher-yield profile, while higher-yielding corporate debt issued by European and U.S. companies contributed as well.

Although aggregate currency exposures produced only modest outperformance, avoiding yen exposure, which represents nearly 20% of the benchmark’s currency exposure, significantly aided relative performance. The yen experienced a free fall from November 2012 through May 2013 associated with a dramatic policy change at the central bank designed to target two percent inflation by 2015.

Q. What were the leading detractors to performance?

A. Owning longer duration Brazilian and Mexican sovereigns weighed on relative performance. Yields on the long end of both curves increased during the period. Although currency broadly contributed to performance, exposure to the Brazilian real and South African rand weighed on relative performance. Investors’ expectations for economic growth in both countries declined during the period while financial market volatility weighed on a broad spectrum of less developed countries. Lastly, avoiding euro exposure during the period detracted from performance. Economic growth and financial market conditions in Europe improved during the period and the European Central Bank (“ECB”)vii, uniquely among G4viii central banks, allowed their balance sheet to passively contract as banks repaid loans associated with Longer Term Refinancing Operations. Both trends helped to support the euro’s valuation.

Derivatives exposure detracted from absolute performance during the period. The most important detractors associated with derivatives involved hedging currency exposure with forwards, especially the euro, and gaining exposure to certain higher yielding currencies, like the Indian rupee and South African rand.

Looking for additional information?

The Fund is traded under the symbol “BWG” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XBWGX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report	3

Fund overview (cont’d)

addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Legg Mason BW Global Income Opportunities Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

David F. Hoffman, CFA

Portfolio Manager

Brandywine Global Investment Management, LLC

Stephen S. Smith

Portfolio Manager

Brandywine Global Investment Management, LLC

November 20, 2013

RISKS: The Fund is non-diversified and may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value.

All investments are subject to risk, including the risk of loss. Fixed income securities are subject to various risks, including but not limited to, credit, inflation, income, prepayment and interest rate risks. As interest rates increase, the value of fixed income securities decrease. High yield securities are subject to greater liquidity and credit risks (risk of default) than higher-rated securities. International investments involve certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Mortgage-backed securities are subject to additional risks, including prepayment risk, which can limit the potential gains in a declining interest rate environment. The Fund may invest in foreign currencies or currency derivatives which may increase the risk and volatility of the Fund. The Fund may invest in illiquid securities and securities/investments that have a leveraging effect on the portfolio which will increase the risks of the Fund. The Fund’s use of leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of October 31, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 7 through 14 for a list and percentage breakdown of the Fund’s holdings.

4	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2013 were: Sovereign Bonds (82.1%), Financials (14.5%), Collateralized Mortgage Obligations (10.1%), Telecommunication Services (5.8%), and Consumer Discretionary (5.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The three most systemically important central banks, including the Federal Reserve, European Central Bank and Bank of Japan.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[v]	The Barclays Global Aggregate Index is an index comprised of several other Barclays indices that measure fixed-income performance of regions around the world.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended October 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

vii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

viii	The four most systemically important central banks, including the Federal Reserve, European Central Bank, Bank of Japan and Bank of England.

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2013 and October 31, 2012 and does not include derivatives, such as written options, futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report

Schedule of investments

October 31, 2013

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 82.1%
Brazil — 18.6%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	43,100,000	BRL	$18,588,313	(a)
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	55,485,000	BRL	23,055,303	(a)
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/23	88,000,000	BRL	35,910,576	(a)
Total Brazil					77,554,192
Colombia — 0.1%
Empresa de Telecomunicaciones de Bogota SA, Senior Notes	7.000%	1/17/23	672,000,000	COP	309,837	(a)(b)
Hungary — 10.4%
Hungary Government Bond, Bonds	6.750%	11/24/17	920,000,000	HUF	4,589,878
Hungary Government Bond, Bonds	7.500%	11/12/20	6,313,500,000	HUF	33,109,957
Hungary Government Bond, Bonds	7.000%	6/24/22	1,072,000,000	HUF	5,454,046
Total Hungary					43,153,881
Italy — 5.8%
Italy Buoni Poliennali Del Tesoro, Senior Bonds	5.000%	8/1/39	17,375,000	EUR	24,239,644	(a)(b)
Mexico — 17.2%
Mexican Bonos, Bonds	8.500%	5/31/29	224,690,000	MXN	20,011,097	(a)
Mexican Bonos, Bonds	8.500%	11/18/38	426,539,500	MXN	37,129,050	(a)
Mexican Bonos, Bonds	7.750%	11/13/42	180,200,000	MXN	14,504,489	(a)
Total Mexico					71,644,636
Poland — 4.9%
Republic of Poland, Bonds	5.250%	10/25/20	58,290,000	PLN	20,504,187
Portugal — 9.5%
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.350%	10/16/17	2,000,000	EUR	2,666,302	(a)(b)
Portugal Obrigacoes do Tesouro OT, Senior Bonds	3.850%	4/15/21	3,440,000	EUR	4,085,681	(a)(b)
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.950%	10/25/23	15,620,000	EUR	19,405,784	(a)(b)
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.100%	4/15/37	13,400,000	EUR	13,412,499	(a)(b)
Total Portugal					39,570,266
South Africa — 10.9%
Republic of South Africa, Bonds	6.500%	2/28/41	608,800,000	ZAR	45,455,247	(a)
Turkey — 4.7%
Republic of Turkey, Bonds	9.000%	3/5/14	38,495,000	TRY	19,473,022
Total Sovereign Bonds (Cost — $351,910,099)					341,904,912
Asset-Backed Securities — 0.3%
JPMorgan Mortgage Acquisition Corp., 2007-CH1 AF6	5.498%	11/25/36	335,721		341,811
Tal Advantage LLC, 2013-2A A	3.550%	11/20/38	775,000		774,667	(b)
Total Asset-Backed Securities (Cost — $1,107,878)					1,116,478

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report	7

Schedule of investments (cont’d)

October 31, 2013

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations — 10.1%
CD Commercial Mortgage Trust, 2007-CD4 AMFX	5.366%	12/11/49	2,745,000		$2,827,952	(c)
Chase Mortgage Finance Corp., 2007-A1 1A4	2.774%	2/25/37	2,581,051		2,510,551	(c)
Chase Mortgage Finance Corp., 2007-A1 2A2	2.717%	2/25/37	4,070,776		4,038,350	(c)
Chase Mortgage Finance Corp., 2007-A2 2A4	2.747%	7/25/37	2,155,024		2,069,405	(c)
Connecticut Avenue Securities Series, 2013-C01 M2	5.420%	10/25/23	545,000		581,876	(c)
Countrywide Alternative Loan Trust, 2003-11T1 A1	4.750%	7/25/18	950,287		982,924
Global Mortgage Securitization Ltd., 2005-A A2	0.440%	4/25/32	11,327,138		10,798,319	(c)
GS Mortgage Securities Trust, 2005-GG4 B	4.841%	7/10/39	7,390,000		7,409,210	(c)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-LD12 AM	5.997%	2/15/51	1,760,000		1,974,254	(c)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-LDPX AM	5.464%	1/15/49	2,500,000		2,595,920	(c)
Residential Accredit Loans Inc., 2005-QS9 A6	5.500%	6/25/35	4,619,999		4,289,508
Wachovia Bank Commercial Mortgage Trust, 2006-C29 AJ	5.368%	11/15/48	2,170,000		2,056,600	(c)
Total Collateralized Mortgage Obligations (Cost — $41,634,008)					42,134,869
Corporate Bonds & Notes — 33.8%
Consumer Discretionary — 5.6%
Auto Components — 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Senior Notes	6.000%	8/1/20	910,000		937,300	(b)
Diversified Consumer Services — 0.4%
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	600,000	GBP	993,306	(b)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	600,000		625,500	(b)
Total Diversified Consumer Services					1,618,806
Hotels, Restaurants & Leisure — 3.2%
Arcos Dorados Holdings Inc., Senior Notes	10.250%	7/13/16	2,960,000	BRL	1,303,143	(a)(b)
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	4,440,000		4,528,800	(b)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	1,550,000		1,460,875
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	350,000		403,375
Gtech SpA, Bonds	8.250%	3/31/66	2,340,000	EUR	3,463,075	(a)(b)(c)
Marina District Finance Co. Inc., Senior Secured Notes	9.500%	10/15/15	1,242,000		1,305,652
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	716,000		791,180	(b)
Total Hotels, Restaurants & Leisure					13,256,100
Media — 1.5%
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	1,250,000		1,425,000
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,030,000		1,076,350

See Notes to Financial Statements.

8	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
DISH DBS Corp., Senior Notes	6.750%	6/1/21	600,000		$652,500
DISH DBS Corp., Senior Notes	5.000%	3/15/23	1,775,000		1,706,219
Ottawa Holdings Pte Ltd., Senior Secured Notes	5.875%	5/16/18	750,000		592,500	(b)
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	540,000	EUR	777,176	(b)
Total Media					6,229,745
Specialty Retail — 0.3%
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	720,000	EUR	987,355	(a)(b)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	325,000		328,595	(b)
Total Specialty Retail					1,315,950
Total Consumer Discretionary					23,357,901
Consumer Staples — 1.8%
Beverages — 0.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	9.750%	11/17/15	1,550,000	BRL	691,903
Food & Staples Retailing — 0.3%
Bakkavor Finance 2 PLC, Senior Secured Notes	8.750%	6/15/20	610,000	GBP	1,078,815	(a)(b)
Food Products — 0.5%
Agrokor DD, Senior Notes	8.875%	2/1/20	730,000		795,773	(b)
JBS USA LLC/JBS USA Finance Inc., Senior Notes	8.250%	2/1/20	1,415,000		1,524,662	(b)
Total Food Products					2,320,435
Tobacco — 0.8%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	2,750,000		2,653,750	(b)
Vector Group Ltd., Senior Subordinated Secured Notes	7.750%	2/15/21	675,000		712,125
Total Tobacco					3,365,875
Total Consumer Staples					7,457,028
Energy — 1.3%
Energy Equipment & Services — 0.1%
ION Geophysical Corp., Senior Secured Notes	8.125%	5/15/18	475,000		446,500	(b)
Oil, Gas & Consumable Fuels — 1.2%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Senior Notes	9.625%	10/15/18	1,325,000		1,417,750
Bonanza Creek Energy Inc., Senior Notes	6.750%	4/15/21	940,000		1,001,100
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	550,000		575,437
Penn Virginia Corp., Senior Notes	8.500%	5/1/20	835,000		890,319
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	970,000		1,050,025	(b)
Total Oil, Gas & Consumable Fuels					4,934,631
Total Energy					5,381,131

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report	9

Schedule of investments (cont’d)

October 31, 2013

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Financials — 14.5%
Capital Markets — 9.0%
Goldman Sachs Group Inc., Senior Notes	3.625%	1/22/23	5,000,000		$4,887,280
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	13,045,000		14,293,237
Jefferies Finance LLC/JFIN Co.-Issuer Corp., Senior Notes	7.375%	4/1/20	2,100,000		2,168,250	(b)
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	12,600,000		16,146,106
Total Capital Markets					37,494,873
Consumer Finance — 0.3%
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	940,000		1,003,450	(b)
Diversified Financial Services — 3.1%
Cabot Financial Luxembourg SA, Senior Secured Notes	10.375%	10/1/19	600,000	GBP	1,101,535	(a)(b)
Citigroup Inc., Senior Notes	8.125%	7/15/39	5,330,000		7,514,869
Denali Borrower LLC/Denali Finance Corp., Senior Secured Notes	5.625%	10/15/20	690,000		684,825	(b)
EC Finance PLC, Senior Secured Bonds	9.750%	8/1/17	900,000	EUR	1,345,699	(a)(b)
Speedy Cash Inc., Senior Secured Notes	10.750%	5/15/18	1,250,000		1,343,750	(b)
Thomas Cook Finance PLC, Senior Notes	7.750%	6/15/20	740,000	EUR	1,069,565	(a)(b)
Total Diversified Financial Services					13,060,243
Insurance — 2.0%
Hastings Insurance Group Finance PLC, Senior Secured Notes	6.578%	10/21/19	430,000	GBP	689,462	(b)(c)
Towergate Finance PLC, Senior Secured Notes	6.014%	2/15/18	4,300,000	GBP	6,894,616	(a)(b)(c)
Towergate Finance PLC, Senior Secured Notes	8.500%	2/15/18	460,000	GBP	785,690	(a)(b)
Total Insurance					8,369,768
Real Estate Investment Trusts (REITs) — 0.1%
DuPont Fabros Technology LP, Senior Notes	5.875%	9/15/21	515,000		530,450	(b)
Total Financials					60,458,784
Health Care — 0.9%
Health Care Providers & Services — 0.4%
HCA Inc., Senior Notes	7.500%	2/15/22	700,000		788,375
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	560,000	EUR	804,059	(a)(b)
Total Health Care Providers & Services					1,592,434
Pharmaceuticals — 0.5%
Par Pharmaceutical Cos. Inc., Senior Notes	7.375%	10/15/20	2,035,000		2,126,575
Total Health Care					3,719,009
Industrials — 1.6%
Airlines — 0.1%
Air Canada, Senior Secured Notes	8.750%	4/1/20	285,000		297,112	(b)

See Notes to Financial Statements.

10	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Building Products — 0.7%
Grohe Holding GmbH, Senior Secured Notes	8.750%	12/15/17	2,250,000	EUR	$3,164,303	(a)(b)(c)
Commercial Services & Supplies — 0.5%
Safway Group Holding LLC/Safway Finance Corp., Secured Notes	7.000%	5/15/18	1,870,000		1,944,800	(b)
Transportation — 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	420,000	CHF	491,910	(a)(b)
Hapag-Lloyd AG, Senior Notes	7.750%	10/1/18	545,000	EUR	767,441	(b)
Total Transportation					1,259,351
Total Industrials					6,665,566
Information Technology — 0.6%
Computers & Peripherals — 0.2%
Seagate HDD Cayman, Senior Notes	4.750%	6/1/23	990,000		967,725	(b)
Electronic Equipment, Instruments & Components — 0.2%
MMI International Ltd., Senior Secured Notes	8.000%	3/1/17	750,000		757,500	(b)
Internet Software & Services — 0.2%
VeriSign Inc., Senior Notes	4.625%	5/1/23	800,000		783,000
Total Information Technology					2,508,225
Materials — 1.8%
Chemicals — 0.7%
Momentive Performance Materials Inc., Senior Secured Notes	8.875%	10/15/20	810,000		860,625
Tronox Finance LLC, Senior Notes	6.375%	8/15/20	1,765,000		1,809,125
Total Chemicals					2,669,750
Construction Materials — 0.2%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	790,000		863,075	(b)
Containers & Packaging — 0.9%
Ardagh Glass Finance PLC, Senior Notes	7.125%	6/15/17	800,000	EUR	1,118,785	(a)(b)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	800,000		802,000	(b)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,800,000		1,914,750	(b)
Total Containers & Packaging					3,835,535
Total Materials					7,368,360
Telecommunication Services — 4.6%
Diversified Telecommunication Services — 1.3%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	2,270,000		2,406,200	(b)
Eileme 2 AB, Senior Notes	11.750%	1/31/20	960,000	EUR	1,546,531	(a)(b)
Telecom Italia SpA, Senior Notes	7.375%	12/15/17	450,000	GBP	793,821	(a)(b)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	585,000		618,638	(b)
Total Diversified Telecommunication Services					5,365,190

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report	11

Schedule of investments (cont’d)

October 31, 2013

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Wireless Telecommunication Services — 3.3%
Altice Finco SA, Senior Notes	9.000%	6/15/23	690,000	EUR	$1,021,163	(b)
Eircom Finance Ltd., Senior Secured Notes	9.250%	5/15/20	1,030,000	EUR	1,465,609	(a)(b)
Oi S.A., Senior Notes	5.750%	2/10/22	8,915,000		8,446,962	(b)
SBA Communications Corp., Senior Notes	5.625%	10/1/19	1,005,000		1,037,663
SBA Telecommunications Inc., Senior Notes	5.750%	7/15/20	615,000		642,675
SoftBank Corp., Senior Notes	4.500%	4/15/20	1,285,000		1,272,471	(b)
Total Wireless Telecommunication Services					13,886,543
Total Telecommunication Services					19,251,733
Utilities — 1.1%
Electric Utilities — 0.3%
Viridian Group FundCo II, Senior Secured Notes	11.125%	4/1/17	925,000	EUR	1,389,359	(a)(b)
Gas Utilities — 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp., Senior Notes	6.500%	5/20/21	1,449,000		1,557,675
Independent Power Producers & Energy Traders — 0.4%
AES Corp., Senior Notes	7.375%	7/1/21	550,000		625,625
Mirant Americas Generation LLC, Senior Notes	8.500%	10/1/21	875,000		960,313
Total Independent Power Producers & Energy Traders					1,585,938
Total Utilities					4,532,972
Total Corporate Bonds & Notes (Cost — $134,504,997)					140,700,709
Municipal Bonds — 0.5%
Georgia — 0.5%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	1,230,000		1,297,404
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	915,000		953,448
Total Municipal Bonds (Cost — $2,425,868)					2,250,852
Senior Loans — 1.2%
Telecommunication Services — 1.2%
Wireless Telecommunication Services — 1.2%
Crown Castle International Corp., New Term Loan (Cost — $5,010,409)	3.250%	1/31/19	4,975,011		4,970,772	(d)
Non-U.S. Treasury Inflation Protected Securities — 0.7%
Italy — 0.7%
Italy Buoni Poliennali Del Tesoro, Senior Notes (Cost — $2,052,060)	2.350%	9/15/35	2,376,140	EUR	2,897,259	(a)(b)

See Notes to Financial Statements.

12	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Shares	Value
Master Limited Partnerships — 1.2%
Industrials — 1.2%
StoneMor Partners LP (Cost — $4,904,417)			196,000	$5,145,000
Total Investments before Short-Term Investments (Cost — $543,549,736)				541,120,851

			Face Amount†
Short-Term Investments — 1.1%
Underlying Fund Investments — 1.1%
State Street Institutional Liquid Reserves Fund (Cost — $4,430,302)	0.073%		4,430,302	4,430,302
Total Investments — 131.0% (Cost — $547,980,038#)				545,551,153
Liabilities in Excess of Other Assets — (31.0)%				(129,124,869)
Total Net Assets — 100.0%				$416,426,284

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is $548,065,989.

Abbreviations used in this schedule:
BRL	— Brazilian Real
CHF	— Swiss Franc
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
MXN	— Mexican Peso
PLN	— Polish Zloty
TRY	— Turkish Lira
ZAR	— South African Rand

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report	13

Schedule of investments (cont’d)

October 31, 2013

Legg Mason BW Global Income Opportunities Fund Inc.

Summary of Investments by Country (unaudited)*
United States	23.5%
Brazil	16.0
Mexico	13.3
South Africa	8.6
Hungary	7.9
Portugal	7.3
Italy	5.9
Poland	4.2
Turkey	3.6
United Kingdom	2.8
Cayman Islands	2.0
Argentina	1.1
Germany	0.7
Luxembourg	0.7
Jamaica	0.4
Japan	0.2
United Arab Emirates	0.2
Israel	0.2
Croatia	0.1
Singapore	0.1
Belgium	0.1
Indonesia	0.1
Colombia	0.1
Canada	0.1
Short-Term Investments	0.8
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2013 and are subject to change.

See Notes to Financial Statements.

14	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report

Statement of assets and liabilities

October 31, 2013

Assets:
Investments, at value (Cost — $547,980,038)	$545,551,153
Foreign currency, at value (Cost — $578,784)	579,770
Cash	530,740
Receivable for securities sold	20,246,501
Interest receivable	12,011,489
Unrealized appreciation on forward foreign currency contracts	2,173,529
Receivable from broker — variation margin on centrally cleared swaps	796,232
Deposits with brokers for open futures contracts	121,889
Prepaid expenses	18,538
Total Assets	582,029,841

Liabilities:
Loan payable (Note 5)	156,000,000
Payable for securities purchased	5,590,010
Unrealized depreciation on forward foreign currency contracts	3,298,599
Investment management fee payable	413,925
Payable to broker — variation margin on open futures contracts	86,125
Interest payable (Note 5)	40,949
Accrued expenses	173,949
Total Liabilities	165,603,557
Total Net Assets	$416,426,284

Net Assets:
Par value ($0.001 par value; 21,076,754 shares issued and outstanding; 100,000,000 shares authorized)	$21,077
Paid-in capital in excess of par value	401,200,554
Undistributed net investment income	9,852,072
Accumulated net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	8,885,057
Net unrealized depreciation on investments, futures contracts and foreign currencies	(3,532,476)
Total Net Assets	$416,426,284

Shares Outstanding	21,076,754

Net Asset Value	$19.76

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report	15

Statement of operations

For the Year Ended October 31, 2013

Investment Income:
Interest	$37,442,356
Dividends	299,159
Less: Foreign taxes withheld	(155,447)
Total Investment Income	37,586,068

Expenses:
Investment management fee (Note 2)	5,013,447
Interest expense (Note 5)	1,273,956
Excise tax (Note 1)	474,538
Custody fees	300,011
Transfer agent fees	125,813
Directors’ fees	67,881
Legal fees	67,494
Audit and tax	61,800
Fund accounting fees	53,465
Shareholder reports	38,376
Stock exchange listing fees	22,863
Insurance	9,924
Miscellaneous expenses	19,707
Total Expenses	7,529,275
Net Investment Income	30,056,793

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	18,849,037
Futures contracts	105,385
Written options	256,192
Swap contracts	145,831
Foreign currency transactions	(12,271,822)
Net Realized Gain	7,084,623
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(30,190,516)
Futures contracts	(84,605)
Foreign currencies	(2,716,062)
Change in Net Unrealized Appreciation (Depreciation)	(32,991,183)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(25,906,560)
Increase in Net Assets from Operations	$4,150,233

See Notes to Financial Statements.

16	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2013	2012†

Operations:
Net investment income	$30,056,793	$17,162,506
Net realized gain	7,084,623	8,952,344
Change in net unrealized appreciation (depreciation)	(32,991,183)	29,458,707
Increase in Net Assets from Operations	4,150,233	55,573,557

Distributions to Shareholders From (Note 1):
Net investment income	(20,525,791)	(10,946,287)
Net realized gains	(9,613,967)	(3,907,630)
Decrease in Net Assets from Distributions to Shareholders	(30,139,758)	(14,853,917)

Fund Share Transactions:
Net proceeds from sale of shares (0 and 21,044,636 shares issued, respectively)	—	401,110,964	‡
Reinvestment of distributions (0 and 32,118 shares issued, respectively)	—	585,205
Increase in Net Assets from Fund Share Transactions	—	401,696,169
Increase (Decrease) in Net Assets	(25,989,525)	442,415,809

Net Assets:
Beginning of year	442,415,809	—
End of year*	$416,426,284	$442,415,809
* Includes undistributed net investment income of:	$9,852,072	$1,790,936

†	For the period March 28, 2012 (commencement of operations) to October 31, 2012.

‡	Net of sales load and offering costs of $19,781,756.

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report	17

Statement of cash flows

For the Year Ended October 31, 2013

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$4,150,233
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(608,568,965)
Proceeds from sales of portfolio securities	614,453,011
Net purchases, sales and maturities of short-term investments	3,887,698
Net amortization of premium (accretion of discount)	(371,532)
Increase in receivable for securities sold	(18,663,912)
Increase in interest receivable	(1,746,364)
Increase in receivable from broker — variation margin on open centrally cleared swaps	(796,232)
Decrease in prepaid expenses	1,886
Increase in deposits with brokers for futures contracts	(121,889)
Increase in payable for securities purchased	236,393
Decrease in investment management fee payable	(2,782)
Increase in interest payable	2,095
Decrease in accrued expenses	(1,811)
Increase in payable to broker — variation margin on open futures contracts	86,125
Net realized gain on investments	(18,849,037)
Change in unrealized depreciation of investments and forward foreign currency transactions	32,944,933
Net Cash Provided by Operating Activities*	6,639,850

Cash Flows from Financing Activities:
Distributions paid on common stock	(30,139,758)
Increase in loan payable	21,000,000
Net Cash Used in Financing Activities	(9,139,758)
Net Decrease in Cash	(2,499,908)
Cash at Beginning of Year	3,610,418
Cash at End of Year	$1,110,510

*	Included in operating expenses is cash of $1,271,861 paid for interest on borrowings.

See Notes to Financial Statements.

18	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
	2013[1]	2012[1,2]

Net asset value, beginning of year	$20.99	$19.06	[3]

Income (loss) from operations:
Net investment income	1.43	0.82
Net realized and unrealized gain (loss)	(1.23)	1.82
Total income from operations	0.20	2.64

Less distributions from:
Net investment income	(0.97)	(0.52)
Net realized gains	(0.46)	(0.19)
Total distributions	(1.43)	(0.71)

Net asset value, end of year	$19.76	$20.99

Market price, end of year	$17.40	$19.43
Total return, based on NAV[4,5]	0.82%	14.07%
Total return, based on market price[6]	(3.41)%	0.80%

Net assets, end of year (000s)	$416,426	$442,416

Ratios to average net assets:
Gross expenses	1.71%	1.50%[7]
Net expenses[8]	1.71	1.48	[7],[9]
Net investment income	6.81	7.00	[7]

Portfolio turnover rate	108%	49%

Supplemental data:
Loans Outstanding, End of Year (000s)	$156,000	$135,000
Asset Coverage for Loan Outstanding	367%	428%
Weighted Average Loan (000s)	$148,547	$107,842
Weighted Average Interest Rate on Loans	0.85%	0.88%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 28, 2012 (commencement of operations) to October 31, 2012.

[3]	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	The investment manager has agreed to reimburse all organization expenses (Note 2).

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report	19

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason BW Global Income Opportunities Fund Inc. (the “Fund”) was incorporated in Maryland on October 27, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation

20	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report	21

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$341,904,912	—	$341,904,912
Asset-backed securities	—	1,116,478	—	1,116,478
Collateralized mortgage obligations	—	42,134,869	—	42,134,869
Corporate bonds & notes	—	140,700,709	—	140,700,709
Municipal bonds	—	2,250,852	—	2,250,852
Senior loans	—	4,970,772	—	4,970,772
Non-U.S. Treasury inflation protected securities	—	2,897,259	—	2,897,259
Master limited partnerships	$5,145,000	—	—	5,145,000
Total long-term investments	$5,145,000	$535,975,851	—	$541,120,851
Short-term investments†	4,430,302	—	—	4,430,302
Total investments	$9,575,302	$535,975,851	—	$545,551,153
Other financial instruments:
Forward foreign currency contracts	—	$2,173,529	—	$2,173,529
Total	$9,575,302	$538,149,380	—	$547,724,682

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$84,605	—	—	$84,605
Forward foreign currency contracts	—	$3,298,599	—	3,298,599
Total	$84,605	$3,298,599	—	$3,383,204

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest.

22	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report

To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report	23

Notes to financial statements (cont’d)

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities.

24	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report

These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended October 31, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report	25

Notes to financial statements (cont’d)

indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may

26	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report

be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions,

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report	27

Notes to financial statements (cont’d)

expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of October 31, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $3,298,599. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on

28	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report

the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, adopted by the Fund in August 2012, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $474,538 of federal excise tax attributable to calendar year 2012 in March 2013.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report	29

Notes to financial statements (cont’d)

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$474,538	—	$(474,538)
(b)	(1,944,404)	$1,944,404	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Fund.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Brandywine Global Investment Management, LLC (“Brandywine”) is the Fund’s subadviser. LMPFA and Brandywine are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily managed assets. LMPFA delegates to Brandywine the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine 70% of the net management fee it receives from the Fund.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended October 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$608,568,965
Sales	614,453,011

At October 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$26,450,197
Gross unrealized depreciation	(28,965,033)
Net unrealized depreciation	$(2,514,836)

30	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report

At October 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
German Euro Bund	12	12/13	$2,228,999	$2,313,604	$(84,605)

During the year ended October 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2012	—	—
Options written	466	$276,669
Options closed	(218)	(161,316)
Options exercised	(79)	(10,367)
Options expired	(169)	(104,986)
Written options, outstanding as of October 31, 2013	—	—

At October 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Barclays Bank PLC	1,725,000	$2,342,133	11/7/13	$24,632
Euro	Barclays Bank PLC	2,810,000	3,815,301	11/7/13	87,566
Euro	Barclays Bank PLC	2,145,000	2,912,392	11/7/13	43,064
Euro	Citibank, N.A.	640,000	868,965	11/7/13	2,719
Euro	Morgan Stanley & Co. Inc.	230,000	312,284	11/7/13	6,589
Brazilian Real	UBS AG	21,780,000	9,650,133	12/5/13	255,723
Brazilian Real	HSBC Bank USA, N.A.	2,860,000	1,266,929	12/6/13	(19,331)
British Pound	Barclays Bank PLC	810,000	1,298,373	12/13/13	(928)
British Pound	JPMorgan Chase & Co.	765,000	1,226,242	12/13/13	6,209
Indian Rupee	Barclays Bank PLC	1,916,000,000	30,869,365	12/18/13	1,715,379
Turkish Lira	Barclays Bank PLC	25,180,000	12,456,921	1/13/14	(7,006)
South African Rand	HSBC Bank USA, N.A.	93,500,000	9,210,706	1/17/14	(27,512)
Philippine Peso	HSBC Bank USA, N.A.	30,350,000	703,080	1/21/14	(10,535)
Polish Zloty	Barclays Bank PLC	4,445,000	1,436,107	1/23/14	8,268
Indonesian Rupiah	JPMorgan Chase & Co.	63,770,000,000	5,579,211	1/24/14	(201,246)
Indonesian Rupiah	JPMorgan Chase & Co.	63,770,000,000	5,579,211	1/24/14	(203,342)
					1,680,249
Contracts to Sell:
Euro	Citibank, N.A.	555,000	753,556	11/7/13	(1,185)
Euro	Citibank, N.A.	57,770,000	78,437,696	11/7/13	(2,041,782)
Euro	Citibank, N.A.	5,605,000	7,610,235	11/7/13	(198,099)
Euro	HSBC Bank USA, N.A.	780,000	1,059,051	11/7/13	8,279
Euro	HSBC Bank USA, N.A.	500,000	678,879	11/7/13	5,105
Euro	HSBC Bank USA, N.A.	170,000	230,819	11/7/13	1,755

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report	31

Notes to financial statements (cont’d)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell: continued
Euro	JPMorgan Chase & Co.	2,355,000	$3,197,521	11/7/13	$(16,293)
Brazilian Real	UBS AG	21,780,000	9,650,133	12/5/13	(176,449)
Brazilian Real	HSBC Bank USA, N.A.	2,860,000	1,266,929	12/6/13	(87,693)
British Pound	JPMorgan Chase & Co.	3,690,000	5,914,812	12/13/13	(84,594)
British Pound	JPMorgan Chase & Co.	4,020,000	6,443,779	12/13/13	(92,159)
British Pound	UBS AG	150,000	240,439	12/13/13	(609)
Euro	JPMorgan Chase & Co.	1,611,000	2,187,559	1/14/14	(5,280)
Euro	JPMorgan Chase & Co.	190,000	257,999	1/14/14	(1,557)
Euro	JPMorgan Chase & Co.	3,235,000	4,392,770	1/14/14	(10,603)
Euro	JPMorgan Chase & Co.	4,519,000	6,136,299	1/14/14	(14,811)
Philippine Peso	HSBC Bank USA, N.A.	30,350,000	703,079	1/21/14	(761)
Polish Zloty	Barclays Bank PLC	4,445,000	1,436,107	1/23/14	(30,594)
Polish Zloty	Citibank, N.A.	60,610,000	19,580,941	1/24/14	(66,230)
Swiss Franc	UBS AG	417,000	459,912	1/28/14	8,241
					(2,805,319)
Net unrealized loss on open forward foreign currency contracts					$(1,125,070)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2013.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$2,173,529

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$84,605	—	$84,605
Forward foreign currency contracts	—	$3,298,599	3,298,599
Total	$84,605	$3,298,599	$3,383,204

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the

32	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report

change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Written options	—	—	—	$256,192	$256,192
Futures contracts	$105,385	—	—	—	105,385
Forward foreign currency contracts	—	$(11,654,995)	—	—	(11,654,995)
Swap contracts	—	—	$145,831	—	145,831
Total	$105,385	$(11,654,995)	$145,831	$256,192	$(11,147,587)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(84,605)	—	$(84,605)
Forward foreign currency contracts	—	$(2,754,417)	(2,754,417)
Total	$(84,605)	$(2,754,417)	$(2,839,022)

During the year ended October 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$21,985
Forward foreign currency contracts (to buy)	139,867,911
Forward foreign currency contracts (to sell)	118,926,162
Futures contracts (to sell)	2,006,870

Average Notional Balance
Credit default swap contracts (to sell protection)†	$430,890

†	At October 31, 2013, there were no open positions held in this derivative.

5. Loan

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $250,000,000. This agreement is in place until March 30, 2014, and thereafter is subject to a 180-day notice of termination by the lender. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. Interest expense related to this loan for the year ended October 31, 2013 was $1,273,956. For the year ended October 31, 2013, based on the number days during the reporting period that the Fund had a loan outstanding, the average daily loan balance was $148,546,575 and the average interest rate was 0.85%. At October 31, 2013, the Fund had $156,000,000 of borrowings outstanding subject to the terms of this credit agreement.

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report	33

Notes to financial statements (cont’d)

6. Distributions

On August 15, 2013, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.1200 per share, payable on September 27, 2013, October 25, 2013 and November 29, 2013, to shareholders of record on September 20, 2013, October 18, 2013 and November 22, 2013, respectively. The November record date distribution was made subsequent to the period end of this report.

On November 14, 2013, the Board declared three distributions, each in the amount of $0.1200 per share, payable on December 27, 2013, January 31, 2014 and February 28, 2014 to shareholders of record on December 20, 2013, January 24, 2014 and February 21, 2014, respectively.

On November 18, 2013, the Board declared an additional year end distribution in the amount $0.3000 per share, payable on December 27, 2013 to shareholders of record on December 20, 2013.

7. Income tax information and distributions to shareholders

	2013	2012
Distributions paid from:
Ordinary income	$27,545,860	$13,800,079
Net long-term capital gains	2,593,898	1,053,838
Total distributions paid	$30,139,758	$14,853,917

As of October 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$22,019,114
Other book/tax temporary differences (a)	(3,196,034)
Unrealized appreciation (depreciation) (b)	(3,618,427)
Total accumulated earnings (losses) — net	$15,204,653

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax differences in the treatment of partnerships and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

34	Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Legg Mason BW Global Income Opportunities Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Legg Mason BW Global Income Opportunities Fund Inc. (the “Fund”), including the schedule of investments, as of October 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for the year then ended and for the period from March 28, 2012 (commencement of operations) to October 31, 2012, and the financial highlights for the year then ended and for the period from March 28, 2012 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason BW Global Income Opportunities Fund Inc. as of October 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for the year then ended and for the period from March 28, 2012 (commencement of operations) to October 31, 2012, and the financial highlights for the year then ended and for the period from March 28, 2012 (commencement of operations) to October 31, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 20, 2013

Legg Mason BW Global Income Opportunities Fund Inc. 2013 Annual Report	35

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Legg Mason BW Global Income Opportunities Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

36	Legg Mason BW Global Income Opportunities Fund Inc.

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor,
Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Legg Mason BW Global Income Opportunities Fund Inc.	37

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Eileen A. Kamerick[2]
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp. (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)
Number of portfolios in fund complex everseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

38	Legg Mason BW Global Income Opportunities Fund Inc.

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited; India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

Interested Director and Officer:

Kenneth D. Fuller[3]
Year of birth	1958
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of portfolios in fund complex overseen by Director (including the Fund)	155
Other board memberships held by Director during past five years	None

Legg Mason BW Global Income Opportunities Fund Inc.	39

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

40	Legg Mason BW Global Income Opportunities Fund Inc.

Additional Officers cont’d

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Legg Mason BW Global Income Opportunities Fund Inc.	41

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section (a)(19) of the 1940 Act.

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2016, year 2014 and year 2015, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]	Effective February 1, 2013, Ms. Kamerick became a Director.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of Chairman, President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013, Mr. Fuller is an “interested person” of the Fund as defined in the 1940 Act because Mr. Fuller is an officer of LMPFA and certain of its affiliates.

42	Legg Mason BW Global Income Opportunities Fund Inc.

Annual chief executive officer and

principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Legg Mason BW Global Income Opportunities Fund Inc.	43

Other shareholder communications regarding accounting

matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

44	Legg Mason BW Global Income Opportunities Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s

Legg Mason BW Global Income Opportunities Fund Inc.	45

Dividend reinvestment plan (unaudited) (cont’d)

investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

46	Legg Mason BW Global Income Opportunities Fund Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2013:

Record date:	Monthly	3/15/2013	Monthly
Payable date:	November 2012 — February 2013	3/22/2013	April 2013 — October 2013
Long-term capital gain dividend	$0.025	$0.023	$—

Please retain this information for your records.

Legg Mason BW Global Income Opportunities Fund Inc.	47

Legg Mason

BW Global Income Opportunities Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller*

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick**

Riordan Roett

Jeswald W. Salacuse

Officers

Kenneth D. Fuller*

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Legg Mason BW Global Income Opportunities Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Subadviser

Brandywine Global Investment

Management, LLC

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

BWG

*	Effective June 1, 2013, Mr. Fuller became Chairman, President and Chief Executive Officer.
**	Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Legg Mason BW Global Income Opportunities Fund Inc.

Legg Mason BW Global Income Opportunities Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Legg Mason BW Global Income Opportunities Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

BWXX015179 6/13 SR13-2090

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2012 and October 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2012 and $58,000 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2012 and $0 in 2013.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason BW Global Income Opportunities Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2012 and $3,800 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason BW Global Income Opportunities Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason BW Global Income Opportunities Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason BW Global Income Opportunities Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason BW Global Income Opportunities Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason BW Global Income Opportunities Fund Inc. during the reporting period were $0 in 2013.

(h) Yes. Legg Mason BW Global Income Opportunities Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason BW Global Income Opportunities Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick (Effective February 14, 2013)

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML, WAMCL and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, the WAMC Form ADV and the WAMCL Form ADV each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Christopher Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

Andrew J. Belshaw Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of investment management for Western Asset Company Limited since 2009; Managing Director and head of Sterling Fixed Income for Blackrock Investment Management from 2004-2009; Director of Institutional Fixed Income for M&G Investment Management from 2003-2004.

Christopher. Orndorff Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2010 ; Managing Principal and Executive Committee Member for Payden & Rygel from 1990-2009.

Paul Shuttleworth Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of Non-US Credit for Western Asset Company Limited since 2012; Managing Director and head of Sterling Fixed Income for Blackrock Investment Management from 2006-2011.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of October 31, 2013.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance -Based	Assets Managed for which Advisory Fee is Performance- Based
Stephen A. Walsh‡	Other Registered Investment Companies	104	$ 186.3 billion	None	None
	Other Pooled Vehicles	246	$92.6 billion	9	$1.6 billion
	Other Accounts	711	$171.2 billion	59	$15.5 billion

S. Kenneth Leech‡	Other Registered Investment Companies	16	$14.2 billion	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	2	$1.3 billion	None	None

Michael C. Buchanan ‡	Other Registered Investment Companies	21	$16.6 billion	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	16	$3.2 billion	None	None

Andrew Belshaw ‡	Other Registered Investment Companies	21	$16.6 billion	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	16	$3.2 billion	None	None

Paul Shuttleworth‡	Other Registered Investment Companies	21	$16.6 billion	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	16	$3.2 billion	None	None

Christopher Kilpatrick ‡	Other Registered Investment Companies	21	$16.6 billion	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	16	$3.2 billion	None	None

Keith Gardner ‡	Other Registered Investment Companies	21	$16.6 billion	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	16	$3.2 billion	None	None

Christopher Orndorff ‡	Other Registered Investment Companies	21	$16.6 billion	None	None
	Other Pooled Vehicles	None	None	None	None
	Other Accounts	16	$3.2 billion	None	None

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of October 31, 2012.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	C
Keith J. Gardner	A
Michael C. Buchanan	C
Christopher Kilpatrick	A
Andrew J. Belshaw	A
Christopher Orndorff	A
Paul Shuttleworth	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason BW Global Income Opportunities Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason BW Global Income Opportunities Fund Inc.

Date:	December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason BW Global Income Opportunities Fund Inc.

Date:	December 27, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason BW Global Income Opportunities Fund Inc.

Date:	December 27, 2013